Exhibit 10.44
                                 March 24, 1999

To the Holders of the Senior Convertible Notes of NaPro BioTherapeutics, Inc.


Gentlemen:

         Reference is made to (i) the Note Purchase Agreements (as amended by the January Amendment, the March Amendment and the January 1999 Amendment (each as defined herein), the "Purchase Agreements"), dated as of May 30, 1997, among NaPro BioTherapeutics, Inc., a Delaware corporation (the "Company"), and the various Buyers parties thereto, as amended to date, (ii) the Engagement Letter dated May 12, 1997 between the Company and Diaz & Altschul Capital, LLC (the "Engagement Agreement"); (iii) each of the Senior Convertible Notes of the Company, as amended to date by the January Amendment, the March Amendment and the January 1999 Amendment (each, a "Note"); (iv) the Amendment Agreement dated January 28, 1998 by and among the Company and the holders named therein (the "January Amendment"); (v) the Letter Agreement dated March 20, 1998 by and among the Company and such holders (the "March Amendment") and (vi) the Letter Agreement date January 7, 1999 by and among the Company and such holders (the "January 1999 Amendment"). Capitalized terms used in this letter agreement (this "Agreement") and not defined shall have the meanings assigned to them in the Purchase Agreements and the Notes.

         1. The holders of the Notes who are parties hereto (the "Holders") agree severally with the Company as follows:

         A. The Holders of Convertible Promissory Note Nos. 1, 5 and 6, registered in the names of Delta Opportunity Fund, Ltd., OTATO Limited Partnership and Diaz & Altschul Group, LLC, respectively, hereby agree that such Notes shall be amended as follows:

                  1. Section 2.6(a) of each such Note and the definitions of "Initial Redemption Notice Period" and "Middle Redemption Amount" in each such Note are hereby amended by changing the date "March 31, 1999" where it appears therein to "May 14, 1999."

                  2. The definition of "Middle Redemption Notice Period" in each such Note is hereby amended by changing the date "April 1, 1999" where it appears therein to "May 15, 1999."

         B. The Holders of Convertible Promissory Note Nos. 2 and 3, registered in the names of Nelson Partners and Olympus Securities, Ltd., respectively, hereby agree that such Notes shall be amended as follows:

Holders of the Senior Convertible Notes of NaPro BioTherapeutics, Inc. March 24, 1999
Page 2



                  1. Section 2.6(a) of each such Note is hereby amended by changing the date "March 31, 1999" where it appears therein to "May 14, 1999."

                  2. The proviso at the end of the definition of Conversion Price in Section 7.1 of each such Note is amended and restated as follows:

         provided, however, that (i) on any date on or after March 1, 1998, but prior to June 1, 1998, the Conversion Price shall not be greater than 110% of the arithmetic average of the Market Price of the Common Stock for the period of thirty (30) consecutive Trading Days ending one Trading Day prior to March 1, 1998 (the "March Cap"); (ii) on any date on or after June 1, 1998, but prior to April 1, 1999, the Conversion Price shall not be greater than $1.92; (iii) on any date on or after April 1, 1999, the Conversion Price shall not be greater than the lesser of (A) 110% of the arithmetic average of the Market Price of the Common Stock for the period of thirty (30) consecutive Trading Days ending one Trading Day prior to April 1, 1999 and (B) $1.92; and (iv) on any date on or after May 15, 1999, the Conversion Price shall not be greater than the lowest of (A) 110% of the arithmetic average of the Market Price of the Common Stock for the period of thirty (30) consecutive Trading Days ending one Trading Day prior to April 1, 1999;
         (B) 110% of the arithmetic average of the Market Price of the Common Stock for the period of thirty (30) consecutive Trading Days ending one Trading Day prior to May 15, 1999; and (C) $1.92.

         2. Except as specifically amended hereby, the Notes, the Purchase Agreement and the Engagement Agreement shall remain in full force and effect and the Company hereby confirms to the Holders that the Notes, the Purchase Agreements and the Engagement Agreement remain binding obligations of the Company that are not at the time of execution and delivery of this Agreement subject to any defense, offset, counterclaim or other claim by the Company of invalidity or unenforceability. If the foregoing correctly sets forth our agreement, please so indicate by signing the appropriate line below, whereupon, when executed and delivered by the Company and all of the Holders identified below, this letter shall constitute a binding agreement between the Company and each Holder under the laws of the State of New York.; provided, however, that the effectiveness of this Agreement is conditioned upon the amendment of the terms of the Company's Series C Convertible Preferred Stock, substantially on the terms set forth on Exhibit A hereto.

                                          NAPRO BIOTHERAPEUTICS, INC.



                                          By:      /s/Gordon H. Link, Jr.
                                                   -------------------------
                                                   Gordon H. Link, Jr.
                                                   Chief Financial Officer

Agreed and accepted:

DELTA OPPORTUNITY FUND, LTD.


By:  /s/Arthur G. Altschul, Jr.
-------------------------------
  Name: Arthur G. Altschul, Jr.
  Title: Director

NP PARTNERS (f/k/a Nelson Partners)


By: /s/Kenneth A. Simpler
-------------------------------
 Name: Kenneth A. Simpler
Title: Authorized Signatory


OLYMPUS SECURITIES, LTD.


By: /s/Kenneth A. Simpler
-------------------------------
 Name: Kenneth A. Simpler
Title: Authorized Signatory


OTATO LIMITED PARTNERSHIP


By: /s/Richard M. Cayne
-------------------------------
 Name: Richard M. Cayne
Title: General Counsel


DIAZ & ALTSCHUL GROUP, LLC


By: /s/Renaldo M. Diaz
-------------------------------
 Name: Renaldo M. Diaz
Title: Member